                                  EXHIBIT 10.6


                               OVERLAND DATA, INC.

                             2000 STOCK OPTION PLAN

                          NOTICE OF STOCK OPTION AWARD


         Grantee's Name and Address:
                                          --------------------------------------

                                          --------------------------------------

                                          --------------------------------------

         You have been granted an option (an "OPTION") to purchase shares of Common Stock, subject to the terms and conditions of this Notice of Stock Option Award (this "NOTICE"), the Overland Data, Inc. 2000 Stock Option Plan, as amended from time to time (the "PLAN") and the Stock Option Award Agreement (the "OPTION AGREEMENT") attached as EXHIBIT A hereto. If this is Grantee's first stock option under the Plan, a copy of the Plan is attached hereto as EXHIBIT B. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice.

         Date of Award:
                                            ------------------------------------
         Exercise Price per Share:          $
                                            ------------------------------------
         Total Number of Shares
         Subject to this Option:
                                            ------------------------------------
         Type of Option:                              Incentive Stock Option
                                            ---------

                                                      Non-Qualified Stock Option
                                            ---------

         Expiration Date:
                                            ------------------------------------
         Post-Termination Exercise Period:           Thirty (30) Days

VESTING SCHEDULE:

         Subject to Grantee's Continuous Service and other limitations set forth in this Notice, the Plan and the Option Agreement, this Option may be exercised, in whole or in part, in accordance with the following schedule:

                 One-third (1/3) of the Shares subject to this Option shall vest twelve (12) months after the Date of Award, and 1/36 of the Shares subject to this Option shall vest on each monthly anniversary of the Date of Award thereafter.

         IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that this Option is to be governed by the terms and conditions of this Notice, the Plan and the Option Agreement.

                                     OVERLAND DATA, INC.,
                                     a California corporation


                                     By:
                                        ----------------------------------------
                                        Vernon A. LoForti
                                        Vice President & Chief Financial Officer



THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SUBJECT TO THIS OPTION SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE'S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE OPTION AGREEMENT, OR THE PLAN SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF GRANTEE'S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE'S RIGHT OR THE RIGHT OF THE GRANTEE'S EMPLOYER TO TERMINATE GRANTEE'S CONTINUOUS SERVICE, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE. THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY TO THE CONTRARY, GRANTEE'S STATUS IS AT WILL.

         The Grantee acknowledges receipt of a copy of the Plan and the Option Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice, the Plan and the Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice, the Plan and the Option Agreement. The Grantee hereby agrees that all disputes arising out of or relating to this Notice, the Plan and the Option Agreement shall be resolved in accordance with
SECTION 13 of the Option Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.


Dated:                                 Signed:
       ---------------------                  ----------------------------------
                                                     Grantee's signature

                                       Printed name:
                                                    ----------------------------

                                    EXHIBIT A

                               OVERLAND DATA, INC.

                             2000 STOCK OPTION PLAN

                           STOCK OPTION AWARD AGREEMENT

         1. GRANT OF OPTION. Overland Data, Inc., a California corporation (the "COMPANY"), hereby grants to the Grantee (the "GRANTEE") named in this Notice of Stock Option Award (the "NOTICE"), an option (the "OPTION") to purchase the Total Number of Shares of Common Stock subject to this Option (the "SHARES") set forth in this Notice, at the Exercise Price per Share set forth in this Notice (the "EXERCISE PRICE") subject to the terms and provisions of this Notice, this Stock Option Award Agreement (the "OPTION AGREEMENT") and the Company's 2000 Stock Option Plan, as amended from time to time (the "PLAN"), which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

         If designated in this Notice as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in SECTION 422 of the Code. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by the Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date this Option with respect to such Shares is awarded.

         2.       EXERCISE OF OPTION.

                  (a) RIGHT TO EXERCISE. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in this Notice and with the applicable provisions of the Plan and this Option Agreement. This Option shall be subject to the provisions of SECTION 11 of the Plan relating to the exercisability or termination of this Option in the event of a Corporate Transaction, Change in Control or Related Entity Disposition. The Grantee shall be subject to reasonable limitations on the number of requested exercises during any monthly or weekly period as determined by the Administrator. In no event shall the Company issue fractional Shares.

                  (b) METHOD OF EXERCISE. This Option shall be exercisable only by delivery of an Exercise Notice (attached as Appendix A) which shall state the election to exercise this Option, the whole number of Shares in respect of which this Option is being exercised, such other representations and agreements as to the holder's investment intent with respect to such Shares and such other provisions as may be required by the Administrator. The Exercise Notice shall be signed by the Grantee and shall be delivered in person, by certified mail, or by such other method as determined from time to time by the Administrator to the Company accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the

Company of such written notice accompanied by the Exercise Price, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in SECTION 3(d), below.

                  (c) TAXES. No Shares will be delivered to the Grantee or other person pursuant to the exercise of this Option until the Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of applicable income tax, employment tax, and social security tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of this Option, the Company or the Grantee's employer may offset or withhold (from any amount owed by the Company or the Grantee's employer to the Grantee) or collect from the Grantee or other person an amount sufficient to satisfy such tax obligations and/or the employer's withholding obligations.

         3. METHOD OF PAYMENT. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Grantee; PROVIDED, HOWEVER, that such exercise method does not then violate any

Applicable Law:

                  (a)      check;

                  (b)      money order;

                  (c) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of this Option) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which this Option is being exercised [(but only to the extent that such exercise of this Option would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price);

                  (d) payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (i) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (ii) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

         4. RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of the Shares subject to this Option upon such exercise would constitute a violation of any Applicable Laws. In addition, this Option, if an Incentive Stock Option, may not be exercised until such time as the Plan has been approved by the shareholders of the Company.

         5. TERMINATION OR CHANGE OF CONTINUOUS SERVICE. In the event the Grantee's Continuous Service terminates, the Grantee may, to the extent otherwise so entitled at the date of such termination (the "TERMINATION DATE"), exercise this Option during the Post-Termination Exercise Period; provided, however, in the event Grantee's Continuous Service terminates during a trading blackout period as outlined in the Company's Insider Trading Policy, the Post-

Termination Exercise Period will commence immediately after the trading blackout period has ended. In no event shall this Option be exercised later than the Expiration Date set forth in this Notice. In the event of the Grantee's change in status from Employee, Director or Consultant to any other status of Employee, Director or Consultant, this Option shall remain in effect and, except to the extent otherwise determined by the Administrator, continue to vest; PROVIDED, HOWEVER, that with respect to any Incentive Stock Option that shall remain in effect after a change in status from Employee to Director or Consultant, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following such change in status. Except as provided in SECTIONS 6 and 7 below, to the extent that the Grantee is not entitled to exercise this Option on the Termination Date, or if the Grantee does not exercise this Option within the Post-Termination Exercise Period, this Option shall terminate.

         6. DISABILITY OF GRANTEE. In the event the Grantee's Continuous Service terminates as a result of his or her Disability, the Grantee may, but only within twelve (12) months from the Termination Date (and in no event later than the Expiration Date), exercise this Option to the extent he or she was otherwise entitled to exercise it on the Termination Date; PROVIDED, HOWEVER, that if such Disability is not a "disability" as such term is defined in SECTION 22(e)(3) of the Code and this Option is an Incentive Stock Option, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the Termination Date. To the extent that the Grantee is not entitled to exercise this Option on the Termination Date, or if the Grantee does not exercise this Option to the extent so entitled within the time specified herein, this Option shall terminate.

         7. DEATH OF GRANTEE. In the event of the termination of the Grantee's Continuous Service as a result of his or her death, or in the event of the Grantee's death during the Post-Termination Exercise Period or during the twelve (12) month period following the Grantee's termination of Continuous Service as a result of his or her Disability, the Grantee's estate, or a person who acquired the right to exercise this Option by bequest or inheritance, may exercise this Option, but only to the extent the Grantee could exercise this Option at the date of termination, within twelve (12) months from the date of death (but in no event later than the Expiration Date). To the extent that the Grantee is not entitled to exercise this Option on the date of death, or if this Option is not exercised to the extent so entitled within the time specified herein, this Option shall terminate.

         8. CHANGE OF CONTROL. In the event of a Change in Control (as defined below), each Option which is at the time outstanding under the Agreement automatically shall become fully vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to Options) and repurchase or forfeiture rights, immediately prior to the specified effective date of such Change in Control, for all of the Option Shares at the time represented by such Option. Effective upon the consummation of such Change in Control, all outstanding Options under the Agreement shall terminate. However, all such Options shall not terminate if the Options are, in connection with such Change in Control, assumed by the successor corporation or its parent corporation thereof.

                  As used in this subsection, "CHANGE IN CONTROL" means any of the following transactions to which the Company is a party:

                           (i)      a merger or consolidation in which the
Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

                           (ii)     the sale, transfer or other disposition of
all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations);

                           (iii)    approval by the Company's shareholders of
any plan or proposal for the complete liquidation or dissolution of the Company;

                           (iv)     any reverse merger in which the Company is
the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

                           (v)      acquisition by any person or related group
of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange
Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities, but excluding any such transaction that the Committee determines shall not be a Change in Control.

         9. TRANSFERABILITY OF OPTION. This Option, if an Incentive Stock Option, may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Grantee only by the Grantee; PROVIDED, HOWEVER, that the Grantee may designate a beneficiary of the Grantee's Incentive Stock Option in the event of the Grantee's death on a beneficiary designation form provided by the Administrator. This Option, if a Non-Qualified Stock Option may be transferred to any person by will and by the laws of descent and distribution. Non-Qualified Stock Options also may be transferred during the lifetime of the Grantee by gift and pursuant to a domestic relations order to members of the Grantee's Immediate Family to the extent and in the manner determined by the Administrator. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and transferees of the Grantee.

         10. TERM OF OPTION. This Option may be exercised no later than the Expiration Date set forth in this Notice or such earlier date as otherwise provided herein.

         11. TAX CONSEQUENCES. Set forth below is a brief summary as of the date of this Option Agreement of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE GRANTEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

                  (a) EXERCISE OF INCENTIVE STOCK OPTION. If this Option qualifies as an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of this Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as income for purposes of the alternative minimum tax for federal tax purposes and may subject the Grantee to the alternative minimum tax in the year of exercise.

                  (b) EXERCISE OF INCENTIVE STOCK OPTION FOLLOWING DISABILITY. If the Grantee's Continuous Service terminates as a result of Disability that is not total and permanent disability as defined in SECTION 22(e)(3) of the Code, to the extent permitted on the date of termination, the Grantee must exercise an Incentive Stock Option within three (3) months of such termination for the Incentive Stock Option to be qualified as an Incentive Stock Option.

                  (c) EXERCISE OF NON-QUALIFIED STOCK OPTION. On exercise of a Non-Qualified Stock Option, the Grantee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If the Grantee is an Employee or a former Employee, the Company will be required to withhold from the Grantee's compensation or collect from the Grantee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

                  (d) DISPOSITION OF SHARES. In the case of a Non-Qualified Stock Option, if Shares are held for more than one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes and subject to tax at a maximum rate of 20%. In the case of an Incentive Stock Option, if Shares transferred pursuant to this Option are held for more than one year after receipt of the Shares and are disposed more than two years after the Date of Award, any gain realized on disposition of the Shares also will be treated as capital gain for federal income tax purposes and subject to the same tax rates and holding periods that apply to Shares acquired upon exercise of a Non-Qualified Stock Option. If Shares purchased under an Incentive Stock Option are disposed of prior to the expiration of such one-year or two-year periods, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (i) the Fair Market Value of the Shares on the date of exercise, or (ii) the sale price of the Shares.

         12. ENTIRE AGREEMENT: GOVERNING LAW. This Notice, the Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee. Nothing in this Notice, the Plan and this Option Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. This Notice, the Plan and this Option Agreement are to be construed in accordance with and governed by the internal laws of the State of California (as permitted by SECTION 1646.5 of the California Civil Code, or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of this Notice, the Plan or this Option Agreement be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

         13. HEADINGS. The captions used in this Notice and this Option Agreement are inserted for convenience and shall not be deemed a part of this Option for construction or interpretation.

         14. DISPUTE RESOLUTION. The provisions of this SECTION 13 shall be the exclusive means of resolving disputes arising out of or relating to this Notice, the Plan and this Option Agreement. The Company, the Grantee, and the Grantee's assignees pursuant to SECTION 8 (the "parties") shall attempt in good faith to resolve any disputes arising out of or relating to this Notice, the Plan and this Option Agreement by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either party by notice of a written statement of the party's position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute has not been resolved by negotiation, the parties agree that any suit, action, or proceeding arising out of or relating to this Notice, the Plan or this Option Agreement shall be brought in the United States District Court for the Southern District of California (or should such court lack jurisdiction to hear such action, suit or proceeding, in a California state court in the County of San Diego) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this SECTION 13 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

         15. NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail (if the parties are within the United States) or upon deposit for delivery by an internationally recognized express mail courier service (for international delivery of notice), with postage and fees prepaid, addressed to the other party at its address as shown beneath its signature in this Notice, or to such other address as such party may designate in writing from time to time to the other party.

                                   APPENDIX A
                                 EXERCISE NOTICE
                        OVERLAND DATA, INC. STOCK OPTIONS

                                 (PLEASE PRINT)


DATE:                         SOCIAL SECURITY # OF OPTIONEE:
     ------------------------                               --------------------

NAME OF OPTIONEE:
                 ---------------------------------------------------------------

ADDRESS OF OPTIONEE:
                    ------------------------------------------------------------

PHONE # OF OPTIONEE:                         FAX # OF OPTIONEE:
                    ------------------------                   -----------------

                 **********************************************

EFFECTIVE TODAY, THE UNDERSIGNED HEREBY ELECTS TO EXERCISE HIS/HER OPTION TO PURCHASE SHARES OF COMMON STOCK OF OVERLAND DATA, INC. GRANTED PURSUANT TO THE OPTION PLAN INDICATED BELOW AND THE NOTICE OF STOCK OPTION AWARD AND/OR STOCK OPTION AWARD AGREEMENT, IN ACCORDANCE WITH THE INFORMATION SET FORTH BELOW AND ON THE ATTACHED TWO PAGES.

NUMBER OF OPTIONS TO BE EXERCISED:                     OPTION PLAN:
                                  -------------------              -------------
OPTION PRICE PER SHARE: $
                        ------------
                  A.  OPTION COST:   $
                                     ----------------
                  B.  TAXES DUE:     $               (IF NON-QUAL/NON-STATUTORY)
                                     ----------------
                  TOTAL (A + B):     $
                                     ----------------
                  CHECK TRANSACTION  --  WIRE TRANSACTION -- OTHER  (CIRCLE ONE)

NUMBER OF OPTIONS TO BE EXERCISED:                    OPTION PLAN:
                                  -------------------             --------------
OPTION PRICE PER SHARE:  $
                         ------------
                  A.  OPTION COST:   $
                                     ---------------
                  B.  TAXES DUE:     $               (IF NON-QUAL/NON-STATUTORY)
                                     ---------------
                  TOTAL (A + B):     $
                                     ---------------
                  CHECK TRANSACTION  --  WIRE TRANSACTION -- OTHER  (CIRCLE ONE)

                  *********************************************
TRADE INSTRUCTIONS:

         I WISH TO EXERCISE ALL OF THE ABOVE OPTIONS UPON ACCEPTANCE OF MY
----- REQUEST AND I WOULD LIKE THE FOLLOWING CERTIFICATE(S) ISSUED IN THE FOLLOWING DENOMINATION(S), ISSUED IN THE FOLLOWING NAME(S), AND SENT TO THE FOLLOWING ADDRESS(S):
                                  ----------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         I WISH TO EXERCISE ALL OF THE ABOVE OPTIONS UPON ACCEPTANCE OF MY
----- REQUEST AND I WOULD LIKE THE TRANSACTION TO BE HANDLED THROUGH THE FOLLOWING BROKER/AGENT.

         MY ACCOUNT NUMBER IS:
                              --------------------------------------------------
         BROKER / CONTACT NAME:
                               -------------------------------------------------

         ADDRESS:
                 ---------------------------------------------------------------

         PHONE #:                             FAX #:
                 ---------------------------        ----------------------------

ADDITIONAL INSTRUCTIONS, IF ANY:
                                ------------------------------------------------

--------------------------------------------------------------------------------


                                                   -----------------------------
                                  PAGE 1 OF 3         SIGNATURE OF OPTIONEE

         1. EXERCISE OF OPTION. Effective today, the undersigned (referred to as "Grantee" or "Optionee") hereby elects to exercise the Grantee's option to purchase shares of the Common Stock (the "SHARES") of Overland Data, Inc. (the "COMPANY") under and pursuant to the Stock Option Plan (the "Plan") shown on the face hereof and the Notice of Stock Option Award (the "NOTICE") and/or the Stock Option Award Agreement (the "OPTION AGREEMENT"). Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Exercise Notice.

         2. REPRESENTATIONS OF THE GRANTEE. The Grantee acknowledges that the Grantee has received, read and understood this Exercise Notice, the Plan, the Notice and/or the Option Agreement and agrees to abide by and be bound by their terms and conditions.

         3. RIGHTS AS SHAREHOLDER. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of this Option. The Company shall issue (or cause to be issued) such stock certificate promptly after this Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Plan.

         4. DELIVERY OF PAYMENT. The Grantee herewith delivers to the Company the full Exercise Price for the Shares, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in the Option Agreement.

         5. TAX CONSULTATION. The Grantee understands that the Grantee may suffer adverse tax consequences as a result of the Grantee's purchase or disposition of the Shares. The Grantee represents that the Grantee has consulted with any tax consultants the Grantee deems advisable in connection with the purchase or disposition of the Shares and that the Grantee is not relying on the Company for any tax advice.

         6. TAXES. The Grantee agrees to satisfy all applicable federal, state and local income and employment tax withholding obligations and herewith delivers to the Company the full amount of such obligations or has made arrangements acceptable to the Company to satisfy such obligations. In the case of an Incentive Stock Option, the Grantee also agrees, as partial consideration for the designation of this Option as an Incentive Stock Option, to notify the Company in writing within thirty (30) days of any disposition of any shares acquired by exercise of this Option if such disposition occurs within two (2) years from the Date of Award or within one (1) year from the date the Shares were transferred to the Grantee. If the Company is required to satisfy any federal, state or local income or employment tax withholding obligations as a result of such an early disposition, the Grantee agrees to satisfy the amount of such withholding in a manner that the Administrator prescribes

         7. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this agreement shall inure to the benefit of the successors and assigns of the Company. This Exercise Notice shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assigns.

         8. HEADINGS. The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this agreement for construction or interpretation.

         9. DISPUTE RESOLUTION. The provisions of the Option Agreement shall be the exclusive means of resolving disputes arising out of or relating to this Exercise Notice.

         10. GOVERNING LAW; SEVERABILITY. This Exercise Notice is to be construed in accordance with and governed by the internal laws of the State of California (as permitted by Section 1646.5 of the California Civil Code, or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

         11. NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, (if the parties are within the United States) or upon deposit for delivery by an internationally recognized express mail courier service (for international delivery of notice) with postage and fees prepaid, addressed to the other party at its address of record, or to such other address as such party may designate in writing from time to time to the other party.

         12. FURTHER INSTRUMENTS. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

         13. ENTIRE AGREEMENT. The Plan, the Notice and/or the Option Agreement are incorporated herein by reference, and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee. Nothing in the Plan, the Notice, and/or the Option Agreement and this Exercise Notice (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties.


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